UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1937

Date of report (Date of earliest event reported):
   January 26, 2005

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED (Exact Name of Registrant as specified in Charter)

Delaware	1-9764	11-2534306

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Pennsylvania Avenue, N.W., Washington, DC		20004

(Address of principal executive offices)		(Zip Code)

(202) 393-1101

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
           (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
           (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition

On January 26, 2005, Harman International issued a press release announcing its financial results for the second quarter ended December 31, 2004.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 7.01

Regulation FD Disclosure

See Item 2.02 Results of Operations and Financial Condition
Item 9.01

Financial Statements and Exhibits

	(c)	Exhibits
Exhibit No.
Description

		99.1	Harman International Industries, Incorporated press release, dated January 26, 2005.

                                                                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harman International Industries, Incorporated
(Registrant)

Date:	January 26, 2005	By:	/s/Frank Meredith
		Name:	Frank Meredith
		Title:	Executive Vice-President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

   Description

99.1	Harman International Industries, Inc., press release, dated January 26, 2005.